LOANS RECEIVABLE	9 Months Ended
Aug. 31, 2022
Loans Receivable
LOANS RECEIVABLE

5.	LOANS RECEIVABLE

Current amounts

On June 7, 2021, the Company entered into a Letter of Intent with Filmdab, Inc., operating as Filmocracy (“Filmocracy”) for the Company to acquire 100% of the issued and outstanding shares of Filmocracy (“Filmocracy Transaction”). In connection with the proposed Filmocracy Transaction, on September 17, 2021, and subsequently extended several times with the latest extension being April 30, 2022, the Company entered into an agreement with Filmocracy for $608,735 whereby the Company will advance up to $608,735 to Filmocracy as follows: (1) $244,292 upon the date of the agreement (advanced September 21, 2021); (2) $190,594 on the first month anniversary (advanced October 25, 2021); and (3) $173,849 on the second month anniversary (advanced March 31, 2022). The agreement bears interest at 6% per annum, is due on September 30, 2022. In the event that the proposed transaction does not close, all amounts outstanding shall bear interest at 24% per annum. As at August 31, 2022, the Company has accrued $65,689 of interest income in connection with this loan receivable.

On April 30, 2022, the Letter of Intent expired resulting in the advances incurring interest at 24% per annum from that date forward, however, the Company and Filmocracy are working towards a new agreement. Upon termination of the Letter of Intent, the Company has reclassified the advances for acquisition to loans receivable.

Long-term amounts

Loans receivable are classified as long-term when management has determined that they will not be receiving payment on these loans within the next twelve months. As at August 31, 2021, the long-term loans receivable including accrued interest are as follows:

	Participant Games	Installment Entertainment	Total
	$	$	$
Balance November 30, 2020	51,931	32,992	84,923
Accrued interest income	7,912	5,027	12,939
Expected credit loss	(61,814)	(39,271)	(101,085)
Net exchange differences	1,971	1,252	3,223
Balance, November 30, 2021 and August 31, 2022	-	-	-

Participant Games

During fiscal 2017, the Company entered into a subordinated convertible note with Participant Games Inc. in the amount of CAD$150,000. The convertible note is unsecured, bears interest at 15% per annum and was due on demand on or before December 21, 2017. The loan was convertible into shares, at any time prior to December 21, 2018 and accordingly the value of the conversion feature remaining from the convertibility feature was nominal as at November 30, 2018. As at November 30, 2021, the Company accrued interest receivable of $127,114 and recorded an allowance for credit loss of $244,369, on a cumulative basis, as the note remained unpaid. As at November 30, 2021, the Company ceased recording any further interest on this loan.

Instalment Entertainment

During fiscal 2017, the Company entered into a convertible note with Installment Entertainment Inc. in the amount of CAD$100,000. The convertible note is unsecured, bears interest at 15% per annum and was payable on demand on or before April 21, 2018. The loan was convertible into shares, at any time prior to April 21, 2018. As at November 30, 2021, the Company accrued interest receivable of $77,077 and has recorded an allowance for credit loss of $155,247, on a cumulative basis, as the note remained unpaid. As at November 30, 2021, the Company ceased recording any further interest on this loan.